                               RAM ENERGY, INC.
                           (a Delaware corporation)

                           % Senior Notes due 2008



                            UNDERWRITING AGREEMENT


                                                          February __, 1998


Jefferies & Company, Inc.
650 Fifth Avenue, 4th Floor
New York, New York 10019

Dear Sirs:

     RAM Energy, Inc., a Delaware corporation (the "Company"), and RB Operating Company, a Delaware corporation ("RB"), and RLP Gulf States, L.L.C., an Oklahoma limited liability company ("RLP" and, collectively with RB, the "Guarantors") hereby confirm their agreement with you (the "Underwriter") with respect to the issuance and sale by the Company and the Guarantors and the purchase by the Underwriter of $115,000,000 aggregate principal amount of the Company's ___% Senior Notes due February ___, 2008 (the "Notes") and the related Guaranties (as hereinafter defined). The Notes are being issued pursuant to an indenture (the "Indenture") among the Company, the Guarantors and United States Trust Company of New York, as Trustee (the "Trustee"). The guaranties provided by the Guarantors pursuant to the Indenture are herein referred to as the "Guaranties". The Notes and the Guaranties are herein collectively referred to as the "Securities".

     You have advised us that you desire to purchase the Securities and that you propose to make a public offering of the Securities as soon as you deem advisable after the Registration Statement referred to below becomes effective upon the terms set forth in the Prospectus referred to below.

     The terms that follow, when used in this Agreement, shall have the meanings indicated. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a)(i) below and any preliminary prospectus related to the Securities included in the Registration Statement on the date that the Registration Statement becomes effective (the "Effective Date") that omits Rule 430A Information (as defined below). "Registration Statement" shall mean the registration statement referred to in Section 1(a)(i) below, including exhibits, as amended at the Representation Date (as defined below) (or, if not effective at the Representation Date, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 2 hereof), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A (as defined below). The prospectus related to the Securities and constituting a part of the Registration Statement (including the Rule 430A Information), as from time to time amended or supplemented, is hereinafter referred to as the "Prospectus", except that if any revised prospectus shall be provided to the Underwriter by the Company that differs from the prospectus on file at the Securities and Exchange Commission (the "Commission") at the Effective Date (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424 of the Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Underwriter for such use.

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"Rule 158", "Rule 424" and "Rule 430A" refer to such rules under the
Securities Act of 1933, as amended (the "Act"; and the rules and regulations under the Act, the "Act Regulations"). "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. The "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the "Trust Indenture Act Regulations" shall mean the rules and regulations under the Trust Indenture Act.

     SECTION 1.  REPRESENTATIONS AND WARRANTIES.

     (a) The Company and the Guarantors represent and warrant to the Underwriter as of the date hereof (such date being referred to as the "Representation Date") and as of the Closing Date, as follows; provided, however, that all representations and warranties with respect to Carlton Resources Corporation ("Carlton") on the Representation Date are, and as of the Closing Date shall be, to the best knowledge of the Company's executive officers:

          (i) The Company and the Guarantors have filed with the Commission a registration statement on Form S-1 (Registration No. 333-42641), including a preliminary prospectus related to the Securities, and one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to the Underwriter, for the registration under the Act of the offering and sale of the Securities. The Company and the Guarantors will file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b) or Rule 434 of the Act Regulations. The Company and the Guarantors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information in the case of clause (B)) required by the Act, the Act Regulations, the Trust Indenture Act and the Trust Indenture Act Regulations to be included in the prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriter prior to the date hereof.

          (ii) On the Effective Date, the Representation Date and the Closing Date, the Registration Statement did and will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) the Prospectus will, comply in all material respects with the applicable requirements of the Act, the Act Regulations, the Trust Indenture Act and the Trust Indenture Act Regulations; on the Effective Date, the Representation Date and the Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Representation Date and the Closing Date, and on the date of any filing pursuant to Rule 424(b), the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company and the Guarantors make no representation or warranty as to the information provided in writing to the Company and the Guarantors by or on behalf of the Underwriter, expressly for use in the Registration Statement or the Prospectus, and the Company and the Guarantors agree that the only information provided in writing by or on behalf of the Underwriter to the Company, expressly for use in the

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     Registration Statement or the Prospectus, is that information contained in the third paragraph in the section of the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus.

         (iii) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect. As used herein, the term "Material Adverse Effect" shall mean an adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company or any of the Subsidiaries (as hereinafter defined) that would be, singly or in the aggregate, material to the Company and the Subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business, provided that fluctuations in the market prices of oil and natural gas shall not be deemed to be the occurrence of an adverse effect.

         (iv) The only subsidiaries (as defined in the Act Regulations) of the Company are the Guarantors and any other subsidiaries listed on Schedule 1 hereto (the Guarantors, any other such listed subsidiaries and Carlton being collectively referred to as the "Subsidiaries"). Each of RB and Carlton is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and in the Prospectus. RLP is a limited liability company duly organized and validly existing under the laws of the State of Oklahoma, with all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus. Each of the Subsidiaries is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect. The Partnership (as hereinafter defined) has been dissolved and all of its assets have been distributed to the Company or the Subsidiaries.

          (v) As of each of the dates of its balance sheets included in the Registration Statement and the Prospectus (the "Balance Sheet Dates"), the RAMCO-NYL 1987 Limited Partnership, a Texas limited partnership (the "Partnership"), was duly formed and validly existing as a limited partnership under the laws of the State of Texas. As of each of the Balance Sheet Dates, the Partnership (A) had all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus and was duly qualified or registered as a foreign partnership in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business required such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect and (B) had all necessary authorizations, approvals, orders, licenses, rights-of-way, operating rights, easements, certificates and permits of and from, and had made all declarations and filings with, all regulatory or governmental officials and bodies, all self-regulatory organizations and all courts and other tribunals ("Permits"), to own or lease its properties and to conduct its business described in the Prospectus and the Registration, except where failure to have obtained or made the same would not have a Material Adverse Effect.

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          (vi)   Each of the Company and the Subsidiaries has all necessary
     Permits to own or lease its properties and to conduct its business described in the Prospectus and the Registration Statement, except where failure to have obtained or made the same would not have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permits, where the failure to be so licensed or approved or where the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all its current material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit; and such Permits contain no restrictions that are materially burdensome to the Company or the Subsidiaries; and the Company and each of the Subsidiaries is in compliance with all applicable laws, rules, regulations, orders and consents, the violation of which could have a Material Adverse Effect. The property and business of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Prospectus and the Registration Statement.

          (vii) All of the Company's authorized and outstanding capital stock has been duly authorized, validly issued and is fully paid and nonassessable and the capitalization of the Company conforms to the descriptions thereof and the statements made with respect thereto in the Registration Statement and the Prospectus as of the date set forth therein. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of the Company, nor any agreements or commitments to issue any of the same, except as described in the Registration Statement and the Prospectus, and there are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon the voting or transfer of, any capital stock of the Company pursuant to the Company's certificate of incorporation or by-laws or any agreement or other instrument to which the Company is a party, except as described in the Registration Statement and the Prospectus.

          (viii) All the outstanding shares of capital stock of RB and Carlton, and all of the outstanding membership interests of RLP, have been duly authorized and are validly issued, fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights. Except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock or membership interests of RB and RLP, respectively, are owned by the Company, directly or indirectly through another Subsidiary, free and clear of any security interests, liens, encumbrances, equities or other claims.

          (ix) Each of the Company and the Subsidiaries has defensible title to all real property and to all personal property owned by it, including those properties described in the Registration Statement and Prospectus, in each case free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Registration Statement and Prospectus or such as would not have a Material Adverse Effect. Each of the Company and the Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by it, with such exceptions as are described in the Registration Statement and the Prospectus or that in the aggregate would not have a Material Adverse Effect.

          (x) The Company and the Guarantors have all requisite power, authority, authorizations, approvals, orders, licenses, certificates and permits to enter into this Agreement and the Indenture and to carry out the provisions and conditions hereof and thereof, and to issue and deliver to the Underwriter the Securities that are being sold

                                     -4-
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     by the Company and the Guarantors as provided herein.  This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a legal, valid and binding agreement of the Company and the Guarantors, enforceable against them in accordance with its terms, except to the extent rights to indemnity hereunder may be limited by federal or state securities laws or public policy underlying such laws and except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by equitable principles. The Indenture has been duly authorized and, when executed and delivered by the Company, the Guarantors and the Trustee and qualified under the Trust Indenture Act, will constitute a legal, valid and binding agreement of the Company and the Guarantors, enforceable against them in accordance with its terms, except to the extent rights to indemnity thereunder may be limited by federal or state securities laws or public policy underlying such laws and except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by equitable principles.

         (xi) Each of the Company and the Subsidiaries owns, or possesses adequate rights to use, all trademarks, service marks and other rights necessary for the conduct of its business as described in the Registration Statement and the Prospectus, and neither the Company nor any of the Subsidiaries has received a notice, or knows of any basis, of any conflict with the asserted rights of others in any such respect that could have a Material Adverse Effect.

         (xii) The Securities have been duly and validly authorized and, when issued, delivered and sold, and in the case of the Notes authenticated by the Trustee, in accordance with this Agreement and the Indenture, will have been duly and validly executed, issued and delivered, and in the case of the Notes authenticated, and will constitute legal, valid and binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their respective terms and entitled to the benefits of the Indenture, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally or by equitable principles. All corporate action required to be taken by the Company and the Guarantors for the authorization, issuance and sale of the Securities has been duly and validly taken.

         (xiii) Ernst & Young LLP are independent public accountants with respect to the Company and the Subsidiaries as required by the Act.

         (xiv) The consolidated financial statements and related notes and schedules included in the Registration Statement or in the Prospectus present fairly the financial position of the Partnership, the Company and the Subsidiaries, as the case may be, on the basis stated in the Registration Statement, as of the respective dates thereof and the consolidated statements of operations, stockholders' equity (or partners' equity, as the case may be) and cash flows of the Partnership, the Company and the Subsidiaries, for the respective periods covered thereby; and such financial statements and the related schedules and notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement and the Prospectus. The selected financial information included in the Registration Statement or the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company included therein. The pro forma financial information in the Registration Statement or in the Prospectus complies in all material respects with the applicable accounting

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     requirements of Article 11 of Regulation S-X promulgated by the
     Commission and presents fairly the information shown therein; the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Partnership, the Company or the Subsidiaries are required by the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act"), the Act, the Act Regulations, the Trust Indenture Act or the Trust Indenture Act Regulations to be included in the Registration Statement or Prospectus.

         (xv) The Securities and the Indenture conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus.

         (xvi) Since the respective dates as of which information is provided in the Registration Statement and Prospectus, except as otherwise specifically stated therein, there has been no change or development with respect to the condition (financial or otherwise) or business of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that would have a Material Adverse Effect.

         (xvii) Neither the Company nor any Subsidiary is in violation of its certificate of incorporation or bylaws or other organizational documents. Neither the Company nor any Subsidiary is, nor with the passage of time or the giving of notice or both would be, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or any of the Subsidiaries, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any mortgage, loan agreement, note, bond, debenture, credit agreement or any other evidence of indebtedness or in any agreement, contract, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, the effect of which violation or default in performance or observance would have a Material Adverse Effect.

         (xviii) There is no action, suit or proceeding pending before or by any court, arbitrator or governmental agency or body or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries or to which any of their respective property is subject (A) that is required to be described in the Registration Statement or the Prospectus but is not described as required or (B) that, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There is no agreement, contract, indenture, lease or other document or instrument that is required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

         (xix) No person has any right to the registration of any security of the Company by reason of the filing of the Registration Statement with the Commission or the consummation of the transactions contemplated hereby, which right has not been waived or lapsed, except as described in the Registration Statement or Prospectus.

         (xx) Neither the Company nor any Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and neither the Company nor any Guarantor is subject to registration under the Investment Company Act.

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         (xxi)  As of the date of the Prospectus, and except as described in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries is currently planning any probable acquisitions for which disclosure of pro forma financial information would be required by the Act.

         (xxii) Since the respective dates as of which information is given or otherwise described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as otherwise stated therein,
     (A) neither the Company nor any of the Subsidiaries (1) has issued any securities other than in connection with the exercise of any outstanding options, (2) incurred any material liability or obligations, direct or contingent, for borrowed money, (3) entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, (4) entered into any transaction with an affiliate of the Company (as the term "affiliate" is defined in Rule 405 of the Act Regulations) that would otherwise be required to be disclosed in the Prospectus or the Registration Statement, or (5) declared or paid any dividend on its capital stock, or made any other distribution to its equity holders, (B) there has not been any material change in the capital stock or other equity, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries and (C) there has been no change or development with respect to the condition (financial or otherwise) or business of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that would have a Material Adverse Effect.

         (xxiii) The Company has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Securities, will not distribute without your prior written consent any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act.

         (xxiv) The Indenture has been duly qualified under the Trust Indenture Act and complies with all applicable provisions of the Trust Indenture Act and the Trust Indenture Act Regulations.

         (xxv) Neither the Company nor any Subsidiary is involved in any labor dispute and, to the knowledge of the Company, no such dispute is threatened.

         (xxvi) Neither the Company nor any Subsidiary nor, to the best of its knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds of a character required to be disclosed in the Prospectus.

         (xxvii) The Company and each of the Subsidiaries have filed (or have obtained extensions thereto) all federal, state and local tax returns that are required to be filed, which returns are complete and correct in all material respects, and have paid all taxes shown on such returns and all assessments with respect thereto to the extent that the same have become due, except where failure to file or pay would not have a Material Adverse Effect.

         (xxviii) Except for the membership interests of RLP and shares of capital stock of each of RB, Gasco Energy Corporation and, as of the Closing Date, Carlton, neither the Company nor any of the Subsidiaries owns any shares of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than as reflected in the consolidated financial statements included in the Registration Statement and the Prospectus.

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

         (xxix) Neither the execution, delivery or performance of this Agreement or the Indenture, the offer, issuance, sale or delivery of the Securities that are being issued and sold by the Company and the Guarantors nor the consummation by the Company and the Guarantors of the terms of this Agreement and the Indenture (A) requires the consent, approval, authorization or order of any court or governmental agency or body, except such as have been obtained under the Act, the Trust Indenture Act and the Trust Indenture Act Regulations and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter or such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") and such other approvals as have been obtained, (B) will conflict with, result in a breach of, or constitute a default under the terms of any indenture, agreement, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, (C) will conflict with or violate any law, order, statute, regulation, consent or memorandum of understanding applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries (in the case of (B) or (C) above, where such conflict, breach, default or violation, individually or in the aggregate, would have a Material Adverse Effect), or (D) will conflict with or violate the certificate of incorporation or by-laws or other constituent documents of the Company or any Subsidiary.

         (xxx) Neither the Company nor the Guarantors has taken, directly or indirectly, any action designed to cause or result in or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (xxxi) Neither the Company nor the Guarantors is required to comply with Section 517.075 of the Florida statutes.

         (xxxii) The Company and each of the Subsidiaries (A) are in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a Material Adverse Effect.

         (xxxiii) There are no costs or liabilities, to the Company's knowledge after due inquiry, associated with the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries that would have a Material Adverse Effect.

     (b) Any certificate signed by any officer of the Company or the Guarantors delivered to the Underwriter or to counsel for the Underwriter pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company and the Guarantors to the Underwriter as to the matters covered thereby.


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     SECTION 2.  SALE AND DELIVERY TO THE UNDERWRITER; CLOSING

     (a) Subject to the terms and conditions set forth herein, the Company and the Guarantors agree to sell the Securities to the Underwriter on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, and the Underwriter agrees to purchase the Securities from the Company, at a purchase price of ____% of the $115,000,000 principal amount of the Securities. The Company and the Guarantors will have no obligation to sell the Underwriter any of the Securities that are being issued and sold by the Company and the Guarantors hereunder unless the Underwriter purchases all of such Securities hereunder.

     (b) Payment of the purchase prices for, and delivery of, the Securities to be purchased by the Underwriter shall be made at the offices of Jefferies & Company, Inc., 39 Broadway, New York, New York 10006, or at such other place as shall be agreed upon by the Underwriter and the Company, at 10:00 A.M., New York City time, on the third (or, if pricing occurs after 4:30 p.m., New York City time, on any given day, on the fourth) business day following the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer or certified check payable to the order of the Company against delivery to the Underwriter of the Securities.

     (c) Certificates representing the Securities shall be in such denominations and registered in such names as the Underwriter may request in writing at least two business days before the Closing Date. The certificates representing the Securities will be made available for examination and packaging by the Underwriter not later than 1:00 P.M., New York City time, on the last business day prior to the Closing Date at such place as is designated by the Underwriter.

     SECTION 3.  COVENANTS OF THE COMPANY AND THE GUARANTORS.

     The Company and the Guarantors covenant with the Underwriter as follows:

     (a) The Company and the Guarantors will use their best efforts to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective, as promptly as possible after the filing thereof. The Company and the Guarantors will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus to which the Underwriter shall reasonably object in writing after a reasonable opportunity to review such amendment or supplement. Subject to the foregoing sentences in this clause (a), if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or supplement to the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, or such supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company and the Guarantors will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Representation Date, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to any Prospectus or for any additional information, (v) of the receipt by the Company or any Guarantor of any notification of, or if the Company or any Guarantor otherwise has knowledge of, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the

Company or any Guarantor of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantors will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

     (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act or the Act Regulations, any event occurs as a result of which the Prospectus as then amended or supplemented would contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act or the Act Regulations, the Company and the Guarantors promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 3, an amendment or supplement that will correct such statement or omission or effect such compliance. Neither your consent to, nor your delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

     (c) The Company and the Guarantors consent to the use of the Prospectus in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Securities are offered by the Underwriter and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with the sales by the Underwriter or any dealer. The Company and the Guarantors will comply with all requirements imposed upon them by the Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealing in the Securities in accordance with the provisions hereof and the Prospectus.

     (d) As soon as practicable, the Company will make generally available to its securityholders and to the Underwriter a consolidated earnings statement or statements of the Company and the Subsidiaries covering a twelve-month period beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act Regulations.

     (e) The Company will furnish to the Underwriter, without charge, three signed copies of the Registration Statement (including exhibits thereto and all documents incorporated by reference therein) and, so long as delivery of a prospectus by the Underwriter or a dealer may be required by the Act or the Act Regulations, as many copies of the Prospectus and all amendments and supplements thereto as the Underwriter may reasonably request.

     (f) During the period of three years hereafter, the Company will furnish to you, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to you as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under Exchange Act or mailed to stockholders.

     (g) The Company and the Guarantors will comply with all the provisions of any undertakings contained in the Registration Statement.

     (h) The Company and the Guarantors will not at any time, directly or indirectly, take any action intended, or that might reasonably be expected, to cause or result in, or that will cause, stabilization of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

     (i) The Company will apply the net proceeds from the offering and sale of the Securities to be sold in accordance with the description set forth in the "Use of Proceeds" section of the Prospectus.

     (j) The Company and the Guarantors will cooperate with the Underwriter and its counsel in connection with endeavoring to obtain and maintain the qualification or registration, or exemption from qualification, of the Securities for offer and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate; provided, that in no event shall the Company or the Guarantors be obligated to qualify to do business in any jurisdiction where they are not now so qualified or to take any action that would subject them to taxation or general service of process in any jurisdiction where they are not now so subject.

     SECTION 4.  PAYMENT OF EXPENSES.

     The Company will pay, or reimburse if paid by the Underwriter, all actual and reasonable costs and expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including
(i) the fees, disbursements and expenses of counsel for the Underwriter and counsel and accountants for the Company and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee (the "Form T-1"), and any amendments or supplements thereto, and the mailing and delivery of copies thereof to the Underwriter and dealers, (ii) the fees and disbursements of the Trustee and its counsel; (ii) the cost of printing the Agreement Among Underwriters, this Agreement, the Indenture, the Form T-1, the Selling Agreement, any Dealer Agreements, the Underwriter Questionnaire and the Blue Sky Memorandum (in both preliminary and final form); (iii) all expenses in connection with qualification of the Securities for offering and sale under state securities laws, including filing and registration fees and the fees, disbursements and expenses of counsel for the Underwriter in connection with such qualification and in connection with blue sky surveys;
(iv) the filing fees incident to securing any required review by the NASD;
(v) the cost of preparing certificates representing the Securities; (vi) all fees of the Company's transfer agent and registrar; (vii) all fees and expenses of nationally recognized statistical rating organizations (as defined for purposes of Rule 436(g) under the Act); and (viii) all other costs and expenses incident to the performance of the Company's and the Guarantors' obligations hereunder that are not otherwise specifically provided for in this Section.

     If this Agreement is terminated by the Underwriter because of any failure or refusal on the part of the Company or the Guarantors to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriter for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter. The Company shall not in any event be liable to the Underwriter for consequential damages including loss of anticipated profits from the transactions covered by this Agreement.

     SECTION 5.  CONDITIONS OF THE UNDERWRITER'S OBLIGATION.

     The obligation of the Underwriter to purchase the Securities hereunder is subject to the continued accuracy of the representations and warranties of the Company and the Guarantors herein contained, to the accuracy of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their obligations hereunder and to the following further conditions:

     (a) The Registration Statement shall have become effective, and you shall have received notice thereof, not later than 5:30 p.m., Washington D.C. time, on the date hereof, or such later time and date as shall be approved by the Underwriter and the Company and shall remain effective at the Closing Date. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission. No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or blue sky laws of any jurisdiction shall be in effect or proceedings therefor initiated or threatened by the Commission or the authorities of any such jurisdiction. If the Company and the Guarantors have elected to rely upon Rule 430A, the price of the Securities and any price-related or other information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and, prior to the Closing Date, the Company and the Guarantors shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

     (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business, properties, condition (financial or other) or results of operations of the Company and the Subsidiaries, taken as a whole, which, in the reasonable judgment of the Underwriter, materially impairs the investment quality of the Securities and constitutes a Material Adverse Effect; (ii) any material loss or interference with the business or properties of the Company or any of the Subsidiaries from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, that is not set forth in the Registration Statement and the Prospectus, if in the reasonable judgment of the Underwriter any such development makes it impracticable or inadvisable to proceed with completion of the sale of and payment for the Securities; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market System, or any setting of minimum prices for trading on such exchange or system, or any suspension of trading of any securities of the Company on any exchange or system or in the over-the-counter market; (iv) any banking moratorium declared by federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Underwriter, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, or arbitrator, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect.

     (d) Each of the representations and warranties of the Company and the Guarantors contained herein shall be true and correct in all material respects at the Closing Date, as if made at the Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and the Guarantors, and all conditions contained herein to be fulfilled or complied with by the Company and the Guarantors at or prior to the Closing Date, shall have been duly performed, fulfilled or complied with.

     (e) The Underwriter shall have received an opinion from McAfee & Taft A Professional Corporation, counsel for the Company and the Guarantors, satisfactory in form and substance to counsel for the Underwriter, dated as of the Closing Date, to the effect set forth in Exhibit A.

     (f) The Underwriter shall have received a favorable opinion, dated as of the Closing Date, of Fulbright & Jaworski L.L.P., counsel for the Underwriter, with respect to such matters as may be reasonably requested by the Underwriter, and you shall have provided such counsel with such papers and information as they may reasonably request to enable them to provide such opinion.

     (g) The following conditions contained in clauses (i), (ii) and (iii) of this Section 5(g) shall have been satisfied on and as of the Closing Date and the Company shall have furnished to the Underwriter a certificate of the Company, signed by the President and the principal financial or accounting officer of the Company, and each of the Guarantors shall have furnished to the Underwriter a certificate of such Guarantor, signed by the President and the principal financial or accounting officer of such Guarantor, each dated the Closing Date to the effect that the signers of such certificates have carefully examined the Registration Statement, the Prospectus, any supplement or amendment to the Prospectus, and this Agreement and that:

          (i) the representations and warranties of the Company and the Guarantors, respectively, in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Guarantors, respectively, have complied with all the agreements and satisfied all the conditions under this Agreement on their part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's and the Guarantors' knowledge, threatened; and

          (iii) since the date of the most recent financial statements included in the Prospectus, there has been no change that would have a Material Adverse Effect.

     (h) At the Representation Date and at the Closing Date, Ernst & Young LLP shall have furnished to the Underwriter a letter or letters, dated respectively as of the date of this Agreement and the Closing Date, in form and substance satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and statistical information pertaining to the Partnership, the Company and the Subsidiaries contained in the Registration Statement and the Prospectus.

     (i) As of the Closing Date, the Securities shall have been rated "_____" by Standard & Poor's and "_____" by Moody's Investors Service, Inc., and such ratings shall not have been rescinded. The Company shall have delivered to the Underwriter letters from such rating organizations, or other evidence satisfactory to the Underwriter, confirming that the Securities have such ratings.

     (j) The Indenture shall have been duly executed and delivered by the parties thereto.

     (k) At the Closing Date, counsel for the Underwriter shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering contemplated hereby; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

     (l) At the time of the closing of the offering of the Securities, a simultaneous closing occurs with respect to the acquisition by the Company of all of the outstanding common stock of Carlton pursuant to a Stock Purchase Agreement, dated as of December 16, 1997, among the Company, Rolf N. Hufnagel and Robert E. Davis, Jr. (the "Carlton Acquisition").

     (m) The Underwriters shall have been expressly entitled to rely on any and all legal opinions delivered in connection with the closing of the Carlton Acquisition.

     (n) On or prior to the Closing Date, the Company shall have redeemed all of the issued and outstanding shares of all classes of its Preferred Stock.

     If any condition specified in this Section 5 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company and such termination shall be without liability of any party to any other party except as provided in Section 4.

     SECTION 6.  CONDITIONS OF THE COMPANY'S OBLIGATION.

     The obligation of the Company to issue and sell the Securities hereunder is subject to the condition that, at the time of the closing of the offering of the Securities, a simultaneous closing occurs with respect to the Carlton Acquisition.

     SECTION 7.  INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company and the Guarantors jointly and severally agree to indemnify, defend and hold harmless the Underwriter and its officers, shareholders, employees and directors and any person who controls the Underwriter within the meaning of Section 15 of the Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) that the Underwriter or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented and any document filed under the Exchange Act and incorporated by reference into the Prospectus) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company and the Guarantors will not be liable in any such case to the extent any such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to the Company by or on behalf of the Underwriter, expressly for use in the Registration Statement or the Prospectus; and provided, further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of the Underwriter or its officers, shareholders, employees and directors, and the Company and the Guarantors shall not be liable to the

Underwriter or its officers, shareholders, employees and directors, from whom the person asserting any such losses, claims, damage, or liabilities purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of the Underwriter or its officers, shareholders, employees and directors results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to the Underwriter on a timely basis to permit the Prospectus (as the same may be amended or supplemented) to be sent or given. The Company and the Guarantors agree that the only such information provided in writing by or on behalf of the Underwriter to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the third paragraph in the section of the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus. The foregoing indemnity agreement shall be in addition to any liability that the Company and the Guarantors may otherwise have.

     (b) The Underwriter agrees to indemnify, defend and hold harmless the Company, the Guarantors and their respective officers, stockholders, employees and directors and any person who controls the Company or the Guarantors within the meaning of Section 15 of the Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) that the Company, the Guarantors or any such officer, stockholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise to the same extent as the provisions of Section 7(a) above, but only insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in reliance or in conformity with information relating to the Underwriter furnished in writing to the Company by or on behalf of the Underwriter, expressly for use in the Registration Statement or the Prospectus. The Company and the Guarantors agree that the only information provided in writing by or on behalf of the Underwriter to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the third paragraph in the section of the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus.

     (c)  If any action is brought against an indemnified party under this
Section 7, the indemnified party or parties shall promptly notify the indemnifying party in writing of the institution of such action (provided that the failure to give such notice shall not relieve the indemnifying party of any liability that it may have pursuant to this Agreement, unless and to the extent the indemnifying party did not otherwise learn of such action and such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to take charge of the defense of such action within a reasonable time after notice of the institution of such action, (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to the indemnifying party or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred; provided that the indemnifying party shall only be responsible for the fees and expenses of one counsel for the indemnified party or parties hereunder. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

     (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a) or (b) of this
Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriter on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Guarantors on the one hand and the Underwriter on the other hand in connection with the statements or omissions that resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriter on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault of the Company and the Guarantors on the one hand and of the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Guarantors or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (e) The Company, the Guarantors and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d) above. Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the underwriting discount received by it by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
DELIVERY.

     The respective indemnity and contribution agreements contained in
Section 7, and the covenants, representations and warranties of the Company and the Guarantors contained in this Agreement or contained in certificates of officers of the Company or the Guarantors submitted pursuant hereto, shall remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter or any of its officers, employees, directors, shareholders or any person who controls the Underwriter, or by or on behalf of the Company or the Guarantors or any of their respective officers or directors or any controlling person of the Company or the Guarantors, and will survive delivery of and payment for the Securities.

     SECTION 9.  NOTICES.

     All notices and other communications hereunder will be in writing and shall be deemed to have been duly given if mailed or transmitted by standard form of telecommunication. Notices to the Underwriter shall be directed to Jefferies & Company, Inc. at 11100 Santa Monica Boulevard, Los Angeles, California 90071, attn: Jerry Gluck, Esq., with a copy to Charles L. Strauss, Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas 77010-3095; and if sent to the Company or the Guarantors, directed to RAM Energy, Inc., 5100 East Skelly Drive, Suite 650, Tulsa, Oklahoma 74135, attn: Larry E. Lee, with a copy to Theodore M. Elam, McAfee & Taft A Professional Corporation, 211 North Robinson, Suite 1000, Oklahoma City, Oklahoma 73102.

     SECTION 10.  PARTIES.

     This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and the Guarantors and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Underwriter, the Company and the Guarantors and their respective successors and legal representatives and the controlling persons, officers, employees, directors and shareholders referred to in Sections 7 and 8 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, the Company and the Guarantors and their respective successors and legal representatives, and such controlling persons, shareholders, officers and directors and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 11.  GOVERNING LAW AND TIME.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Specified times of day refer to New York time, unless otherwise specified.

     SECTION 12.  COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Guarantors and the Underwriter in accordance with its terms.

                                   Very truly yours,

                                   RAM ENERGY, INC.



                                   By:
                                       -------------------------------
                                   Name:
                                       -------------------------------
                                   Title:
                                       -------------------------------


                                   RB OPERATING COMPANY



                                   By:
                                       -------------------------------
                                   Name:
                                       -------------------------------
                                   Title:
                                       -------------------------------


                                   RLP GULF STATES, L.L.C.



                                   By:
                                       -------------------------------
                                   Name:
                                       -------------------------------
                                   Title:
                                       -------------------------------



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

JEFFERIES & COMPANY, INC.



By:
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Name:
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Title:
    -------------------------------